OTHER BALANCE SHEETS SUPPLEMENTAL INFORMATION (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Other account payable and accrued expenses:
Employees and payroll accruals	$ 3,814	$ 3,386
Accrued expenses	711	838
Authorities	957	1,722
Advances from customers	863	1,861
Deferred income	254	441
Warranty provision	306	338
Accrued royalties	1,180	1,176
Other	246	74
Total other account payable and accrued expenses	$ 8,331	$ 9,836